UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2006

Heritage Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	0-11255	54-1234322
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Plume Street, Norfolk, Virginia	23510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 757-523-2600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

Heritage Bankshares, Inc. (the “Company”) has entered into a Loan Agreement with Cardinal Bank (“Cardinal”) dated September 28, 2006 (the “Loan Agreement”). Pursuant to the Loan Agreement and a Promissory Note dated September 28, 2006 made by the Company to Cardinal (the “Note”), Cardinal agreed to loan to the Company a total of Five Million Dollars ($5,000,000) (the “Loan”). (The Loan was funded in its entirety on September 29, 2006.) The Loan bears interest at an annual rate equal to the 30-day LIBOR rate plus 2.4%, with interest paid on a monthly basis, and if not sooner paid the Loan is payable in full on September 30, 2011. The Loan is not guaranteed by any third party and is not secured. The Company will contribute the proceeds of the Loan to the capital of Heritage Bank, the Company’s wholly-owned subsidiary.

The Loan Agreement requires the Company to comply with a “regulatory leverage capital ratio” and a “non-performing assets ratio”. The Loan Agreement contains other affirmative covenants, including reporting requirements, covenants regarding conduct of business, payment of obligations (including taxes), inspection rights, compliance with laws and the obligation to maintain a meaningful deposit relationship with Cardinal. The events of default under the Loan Agreement (and the Note) include payment defaults, misrepresentations, breaches of covenants, bankruptcy events, judgments and changes of control. The Loan Agreement and Note are attached as Exhibits 10.13 and 10.14, respectively, under Item 9.01 to this Form 8-K and are incorporated by reference herein. The foregoing description is summary in nature and does not purport to be complete; please refer to the full Loan Agreement and Note for complete terms.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure set forth above in Item 1.01 to this Form 8-K is incorporated by reference into this Item 2.03 as if fully set forth herein.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits

10.13    Loan Agreement between Heritage Bankshares, Inc. and Cardinal Bank dated September 28, 2006.

10.14    Note made by Heritage Bankshares, Inc. to Cardinal Bank dated September 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heritage Bankshares, Inc.
(Registrant)

Date: October 3, 2006

/s/ John O. Guthrie
John O. Guthrie
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.13	Loan Agreement between Heritage Bankshares, Inc. and Cardinal Bank dated September 28, 2006.

10.14	10.14 Note made by Heritage Bankshares, Inc. to Cardinal Bank dated September 28, 2006.